united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

December 31, 2018

The Altegris Mutual Funds

Each a Series of Northern Lights Fund Trust

Annual Report

ADVISED BY

Altegris Advisors, L.L.C.

1200 Prospect Street
Suite 400
La Jolla, CA 92037

888.524.9441 www.altegris.com/mutualfunds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.altegris.com/mutualfunds, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

ALTEGRIS/AACA Opportunistic Real Estate Fund 1

January 1, 2018 – December 31, 2018

Fund Performance Summary

As shown in Figure 1, the Altegris/AACA Opportunistic Real Estate Fund’s (“Fund”) Class A (at NAV), Class I and Class N shares delivered returns over the 12-month period of -18.40%, -18.11%, and -18.34%, respectively. Meanwhile, the Dow Jones US Real Estate Total Return (TR) Index, and S&P 500 Total Return (TR) Index returned -4.03% and -4.38%, respectively. The Fund’s net assets under management totaled approximately $261 million as of December 31, 2018.

Figure 1: Altegris/AACA Opportunistic Real Estate FundPerformance Review

January 1, 2018 – December 31, 2018

				Quarterly Returns
	1-Year	Since Inception*	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Class A (NAV)	-18.40%	8.68%	-15.22%	-5.51%	8.01%	-5.68%
Class A (max load)**	-23.06%	7.87%	-20.09%	-10.97%	1.81%	-11.12%
Class I (NAV)	-18.11%	8.84%	-15.04%	-5.50%	8.05%	-5.67%
Class N (NAV)	-18.34%	8.68%	-15.11%	-5.58%	8.01%	-5.74%
Dow Jones US Real Estate TR Index	-4.03%	7.81%	-5.97%	0.65%	7.78%	-5.91%
S&P 500 TR Index	-4.38%	10.89%	-13.52%	7.71%	3.43%	-0.76%

*	The inception date of the Predecessor Fund was February 1, 2011. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.59% for Class A, 2.34% for Class I and 2.57% for Class Nper the Fund’s prospectus dated May 1, 2018.

The Altegris/AACA Opportunistic Real Estate Fund is a newly registered mutual fund. It is important to note that the Fund inherited the track record of its predecessor, the American Assets Real Estate Securities, L.P. (“Predecessor Fund”), which was managed by AACA, the Fund’s sub-adviser. The Predecessor Fund was not registered under the Investment Company Act of 1940. The Predecessor Fund, since its inception on February 1, 2011, was managed by AACA in the same style, and pursuant to substantially identical real estate long short strategies, investment goals and guidelines, as are presently being pursued on behalf of the Fund by AACA as its sub-adviser.

[1]	Effective September 8, 2016 the fund changed its name from the Altegris/AACA Real Estate Long Short Fund to the Altegris/AACA Opportunistic Real Estate Fund.

The performance returns quoted for periods prior to 1/9/2014 is that of the Predecessor Fund (while it was a limited partnership), and is net of applicable management fees, performance fees and other actual expenses of the Predecessor Fund. From its inception on February 1, 2011, the Predecessor Fund was not subject to the same investment restrictions, diversification requirements, limitations on leverage and other regulatory or Internal Revenue Code restrictions of the Fund, which might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads which are applicable to certain classes of Fund shares, which would have reduced returns.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original costs. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2019, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 1.80%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Fund results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

Effective September 8, 2016, the fund changed its name to the Altegris/AACA Opportunistic Real Estate Fund to more closely align with the investment objectives of the fund. The principal investment strategies and risks have not changed.

Fund Overview

The Altegris/AACA Opportunistic Real Estate Fund seeks to provide total return through long-term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate-related companies. The Fund seeks to achieve its goals by accessing an experienced long/short real estate manager, American Assets Capital Advisers (AACA). AACA focuses on quality assets in “A” quality locations2, and believes that over time, ownership of high-quality real estate creates the potential for durable inflation-hedged income. From a fundamental standpoint, AACA believes real estate performs better over periods when it is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. Rather than mimicking exposures similar to an index, the Fund is heavily over-weighted in segments that share these four characteristics:

●	Oligopoly or duopoly real estate structure

●	High barriers to entry for new owners/developers

●	High barriers to exit for tenants

●	Secular demand drivers underlying the user side of the business

AACA believes the combination of these four characteristics (or some subset) creates a competitive landscape in which tenants have fewer options to move or play one building owner against another, and AACA has found that properties with these characteristics command higher occupancy rates and better rents, which in turn, help to create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

Drivers of Fund Performance

[2]	This assessment reflects the opinion and view of AACA based on their proprietary evaluation methods, and is not based on any nationally recognized rating entity or real estate value standards.

The primary drivers of performance in 2018 were data center and gaming stocks. The negotiating build-up to the new trade arrangements with the PRC created a cross correlation for our portfolio between gaming and data centers which frankly we did not appreciate until we were in the middle of it. Gaming stocks, both US and Macau based names, all do business in Macau (next to Hong Kong in Guangdong Provence in the PRC). Meanwhile, tech companies like Dell, Apple and IBM manufacture and source from China. To the extent tariffs go into effect, that area would be likely to decelerate, and investors believed (errantly, in our opinion) that somehow this would mean IBM needed to make less servers as data demand declined globally. Meanwhile, the manufacturing base in Guangdong would face a recession and, given its proximity to Macau, less people would gamble. Turns out Gross Gaming Revenue (GGR) growth did slow in September and October to 2.7% However, November GGR ticked up to 8.5% and in December it increased again to 16.6%. For FY 2018 GGR in Macau was up 14%.

So, net-net basically not much actually happened, but as a species we are hard wired to over-react.

This would be funny in its absurdity, except it’s not. Having a portfolio of real estate move 10% or 15% in 90 days is not normal or welcome. We have run multiple studies of volatility in the underlying companies in our space and it’s up significantly this year and increased month over month since July.

Figure 2: Performance Attribution by Segment | January 1, 2018 – December 31, 2018

Performance attribution reflects a weight-adjusted allocation based on segment exposure to account for fees and an expense for Class A. Past performance is not indicative of future results.

The Fund’s top five attributors this year were: American Tower (AMT), Vail Resorts (MTN), Sun Communities (SUI), Cyrusone (CONE), National Storage Affiliates (NSA).

●	American Tower (“AMT”) (Cell Towers) — AMT is the largest and most diverse cell tower operator in the world, with a portfolio of about 100,000 sites across 14 countries. AMT has been the most aggressive operator in international expansion with about 1/3 of revenue coming from outside the US. International markets are typically 5-10 years behind the US market in carrier investment and mobile penetration and as such, international markets have been growing faster than domestic markets over the past few years. AMT targets AFFO growth in mid-teens (organic growth is high-single digit returns the rest from acquisitions) and a robust underwriting discipline can generate long-term value for shareholders.

●	Vail Resorts (“MTN”) (Ski Areas) — MTN owns and operates high-end ski area resorts across North America and Australia. Management has constructed a well-run and predictable company through excellence in operations and thoughtful acquisitions (most recently the purchase of Whistler Blackcomb). Data driven marketing and operational capabilities continue to add value and season pass sales are stabilizing cash flow. We continue to believe in the growth of MTN’s assets and management team.

●	Sun Communities (“SUI”) (Manufactured Housing) — SUI owns and operates a portfolio of manufactured housing communities primarily in the Midwest and Southeast regions of the United States. Its portfolio includes 200 properties and nearly 80,000 developed RV and manufactured home sites. SUI has enjoyed healthy earnings growth because of its aggressive expansions and property acquisitions. Aging demographics and increased housing costs are tailwinds for the stock.

●	Cyrusone (“CONE”) (Data Centers) — CONE owns and develops purpose built high-quality data centers leased to Fortune 1000 users. The company, in our opinion, has a unique development approach called ‘massively modular’, which allows it to scale development more accurately to leasing speed. They also have a unique approach to selling electrical capacity to different types of users with different redundancy needs. CONE and the Data Centers sector continue to perform well due to the strong “Internet of Things” trend.

●	National Storage Affiliates (“NSA”) (Self-Storage) — NSA owns, operates and acquires self-storage properties in the United States and is participating in the ongoing consolidation of the fragmented private self-storage industry. NSA was formed in mid-2015 when three private companies combined and has a unique business model; NSA retains sellers to stay on as operators under their respective brand names with the added efficiencies and sophistication of the large public operators back office and profit optimization. NSA trades at a discount to itspeer group and has rallied on strong operation metrics.

The portfolio’s top five detractors this year were: Switch Inc. (SWCH), Wynn Resorts (WYNN), MGM China Holdings (MGM), Galaxy Entertainment Group (27), and Las Vegas Sands (LVS).

●	Switch (“SWCH”) (Date Centers) — SWCH owns and develops purpose built high-tech data centers that boast more than 500 issued and pending patents on their data center designs which hold the highest reliability ratings in the industry. SWCH has traded down since the oversubscribed IPO, with its stock missing analyst expectations as 20% growth preceding the IPO stalled this year to 5%. We have visited the assets and management,and, in our opinion, the company has the best assets in the world and has spent most of 2018 reconfiguring its sales effort from COLO to hybrid cloud. We believe over the next two years revenue and EBITDA growth will re-accelerate to 15% and shares will recover to IPO levels. The company is likely to announce a round of sales hires in January and just hired a well-respected sell side analyst in IR.

●	Wynn Resorts (“WYNN”) (Gaming) — WYNN is a US based gaming company with the majority of its exposure in Macau and to a lesser extent, Las Vegas. Gross gaming revenue has been growing in Macau and in Las Vegas, however the market has been uneasy over fears of trade tariffs potentially slowing or otherwise negatively impacting gross gaming revenue growth. Similar to MGM, we believe these fears are exaggerated and we are constructive on the gaming sector. WYNN’s global position is excellent with the best assets in Las Vegas and Macau. Their new asset in Boston opens in 2019 and should be a strong success. WYNN has three large development opportunities; two in Las Vegas and one in Macau. In Macau, they are building new room capacity and a theatre space, while in Las Vegas they have acquired more than 130 acres on the east side of WYNN and Encore and a parcel on the west side of Las Vegas Blvd. The company has quickly de-levered and now sports a free cash flow yield of $10.66 per share or 10.78% based on the 12/31/2018 price of $98.91.

●	MGM China Holdings (“MGM”) (Gaming) — MGM China is a gaming company with all of its exposure in Macau. The stock has rallied after the recent sell off as the market has been jittery over fears of trade tariffs potentially slowing or otherwise negatively impacting gross gaming revenue growth. Gross gaming revenue remains growth remains positive in Macau and we believe these fears are exaggerated. We are constructive on the gaming sector and MGM has proven to be an excellent operator.

Galaxy Entertainment Group (“27”) (Gaming) — 27 is a Macau based gaming company. All the gaming stocks sold off in the quarter as the market has been jittery over fears of trade tariffs potentially slowing or otherwise negatively impacting gross gaming revenue growth. We believe these fears are exaggerated and we are constructive on 27, which has been posting company record numbers, and on the overall Macau gaming sector.

●	Las Vegas Sands (“LVS”) (Gaming) — LVS is a US based gaming company with most of its exposure in Macau and, to a lesser extent, Singapore and Las Vegas. Gross gaming revenue has been growing in all markets, however the Macau market has been jittery over fears of trade tariffs potentially slowing or otherwise negatively impacting gross gaming revenue growth. Like WYNN and MGM, we believe these fears are exaggerated and we are constructive on the gaming sector. We believe LVS is the most diversified gaming company with the best balance sheet.

Outlook

The Dow Jones US Real Estate Index was down at -4.03% in 2018 while RAAIX underperformed at -18.11% in the year, yet RAAIX remains ranked in the top 7% of real estate funds in the Morningstar Real Estate Category for the trailing three-year time period. This follows on the heels of the fund being up +24.00% vs. the index at +9.84% last year. While we are not pleased with this year’s performance in the near term, we believe our investment philosophy and process will continue to produce strong returns in the future.

It’s our opinion that the US/PRC trade renegotiation will lead to mutually satisfactory results in Q1 and this should greatly stem the rampant fears in the market. As for the Fed’s tone, Chairman Powell’s comments have calmed markets that were previously thinking that an aggressive Fed was going to cause the next recession.

Assuming a successful PRC deal and a neutral Fed, we can potentially see a return to pre-Trump economy 2-3% GNP growth and 2-3% 10 Year US Treasuries. We have added short and hedge positions for the potential of a recession in the form of individual stocks in these buckets: housing, vacation interval sales

(timeshare), office and retail. In the most recent 24-36 months, we had been hedging against higher rates and inflation vis-à-vis accelerating US growth and in turn problems for yield instruments like REITs (currently about 54% our portfolio). We don’t think this is very likely after the most recent quarter. Instead, we think a much more reasonable downside scenario is tightening short-term rates and flat to lower long-term rates causing a Fed induced recession (at some point). We have swapped out our short position in long duration US Treasuries short for a short position in junk bonds, which have historically traded off into recessions. Also, in a recession, Treasuries have the potential to rally.

Our other large sector over-weights are data centers and communications REITs. We believe the demand for mobile data, data storage and reliability, data integration, and movement are going to play out over perhaps a decade or more. We visited with all the data center and cell tower companies at the annual NAREIT REIT World Conference in San Francisco (except for the SBA Communications Corporation, which is not a REIT) and came away with a strong belief that the companies will experience sustained growth. The data center space has become a bit more crowded, with private-equity backed small competitors contesting in local markets and hyper-scale users, such as Amazon, Microsoft, and Google, driving better deals for pre-committed long-term leases. Thus, at the margin, unlevered return on assets for cloud user type space has declined roughly 200 basis points to 11-13% from 13-15%. The colocation center space is still generating mid-teens returns. This is entirely in within our expectations, as the same process occurred in lab space. Better credits and long leases create reduced risks and hence reduced returns at the margin. All in, the businesses remain on track for long term value creation. We have tailored our exposure in data centers to focus on companies that 1) cater to cloud clients in the most efficient and construction-centric way such as CyrusOne does or 2) that cater to colocation clients (corporations generally), such as Switch does.

The portfolio is positioned in secular real estate growth opportunities that offer exposure to high-quality same store net operating income growth which, in turn, results in higher asset value cash flow and dividends. We have no exposure to sectors that are facing significant structural headwinds such as retail or sectors which we feel would fare worst in the Fed tightening cycle such as Triple Net Lease. In our opinion, these sectors are dependent on raising new capital and buying new assets as their primary means to increase earnings. These types of business plans typically underperform in rising rate environments.

Many REITs have adjusted in price and more than 85% of the SNL REIT Index names are trading at a discount to NAV as of 12/31/2018. At year end, the index was trading at a 13% discount to NAV, which is almost always an indication of positive forward returns. In our opinion, this is the market’s acceptance of higher rates down the road influencing long-term cap rates.

Recall that our focus is on ownership of companies that own real estate where the tenant is denied choice. This is most prevalent when some subset (or all) of these characteristics is in place:

1)	the sub-sector of real estate is a monopoly, duopoly, or oligopoly,

2)	there are high barriers to entry for new competitors,

3)	there are high barriers to tenants leaving/exiting buildings, and

4)	the basic underlying economics of the tenant’s business is healthy

We have found that when these four characteristics are present, companies in that space can potentially generate consistently higher same store net operating income growth over long time periods. Typically, 65% to 80% of the portfolio is invested in sectors and companies that exhibit these characteristics.

Sincerely,

Burland East, CFA

Chief Executive Officer

Sub-Adviser Portfolio Manager

American Assets Capital Advisers (AACA)

Altegris/AACA Real Estate Income Fund

July 25, 2018^ – December 31, 2018

Fund Performance Summary

As shown in Figure 1, the Altegris/AACA Real Estate Income Fund’s (“Fund”) Class A (at NAV), Class I and Class N shares delivered returns over the since inception period (July 25, 2018^ – December 31, 2018) of -13.83%, -12.78%, and -13.33%%, respectively. Meanwhile, the S&P US Preferred REIT Stock (TR) returned -7.10%. The Fund’s net assets under management totaled approximately $0.24million as of December 31, 201 8.

Figure 1: Altegris/AACA Real Estate Income Fund Performance Review

July 25, 2018^ – December 31, 2018

		Quarterly Returns
	Since Inception*	Q4 2018	Q3 2018
Class A (NAV)	-13.83%	-13.23%	-0.70%
Class A (max load)**	-18.79%	-18.25%	-6.41%
Class I (NAV)	-12.78%	-12.26%	-0.60%
Class N (NAV)	-13.33%	-12.72%	-0.70%
S&P US Preferred REIT Stock (TR)	-7.10%	-7.10%	-0.89%

^	Altegris/AACA Real Estate Income Fund commenced operations on August 22, 2018.

*	The inception date of Class A, Class I, and Class N is 7/25/18. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge for Class A shares is 5.75%. Class A share investors may be eligible for a reduction in sales charges. See the Prospectus for more information.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 1.35% for Class A, 1.10% for Class I and 1.35% for Class N.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser has contractually agreed to reduce its fees and reimburse expenses of the Fund until at least October 31, 2019, to ensure the total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.30%, 1.05%, and 1.30% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

Fund Overview

The portfolio is focused on generating a high current yield while balancing yield with risk. We believe REIT preferred stocks are structurally mispriced with a predominantly retail investor base which adds up to a somewhat inefficient market. AACA seeks to bring an institutional approach to this largely retail market. REIT preferred stocks have a higher yield and higher credit quality than high-yield debt which creates the opportunity for better risk adjusted returns. The strategy seeks to deliver high-quality, durable income in excess of the benchmark while producing less volatility than the benchmark. The fund has a target net yield of about 7% without the use of fund leverage.

The portfolio is typically about 3 -parts preferred stock and 1-part REIT common stock. The Fund is broadly diversified with about 50-120 holdings across 3 asset classes (REIT preferred stocks, Equity REITs and Mortgage REITs) and a dozen or more real estate sectors. AACA employs a quantitate screening methodology including but not limited to:

●	Current yield metrics

●	Fundamental credit quality and sustainable income metrics

●	Asset and corporate quality metrics

AACA also uses a fundamental bottom-up qualitative and quantitate selection methodology seeking to enhance income, capital appreciation and inflation hedging.

Drivers of Fund Performance

The main drivers of fund performance in 2018 were 1) preferred stock exposure to retail REITs, specifically shopping center and mall companies, and 2) the larger weighted positions in common stock, specifically infrastructure companies and excess mortgage servicing rights.

●	While we do not hold equity exposure to retail real estate, we do have preferred stock exposure to retail companies. While we believe retail faces structural headwinds such as ecommerce, shifting demographics – specifically, millennials’ preferences to spend on experiences instead of tangible goods, and their decreased ability to spend through lower incomes and increased student debt from previous generations. While retail may struggle, we do believe the preferred stock positions has opportunity to collect high income while having protection against default in the event of a liquidation.

●	About 25% of the portfolio is investing in real estate common stocks with high dividends – these positions are typically weighted 2-8% and thus have a more significant impact on fund performance than the much typically much smaller weighted preferred stock positions. In 2018 our common stock positions in infrastructure and excess mortgage servicing rights drove performance. We continue to be constructive on these positions and believe there is no other reason for the decline other than that they were caught up in the overall market sell off in the second half of 2018. We discuss these companies in detail in the “top five detractors” section below.

Figure 2: Performance Attribution by Segment | July 25, 2018^ – December 31, 2018

Health Care
-0.06%
Finance
-0.06%
Manufactured Homes
-0.08%
Golf
-0.08%
Office
-0.12%
Storage
-0.13%
Industrial
-0.14%
Single Family Rental
-0.16%
Data Centers
-0.18%
Apartments
-0.18%
Residential Mortgage
-0.26%
Commercial Mortgage
-0.29%
Renewable Energy
-0.38%
Mortgage REITs
-0.40%
Hotels
-1.21%
Asset Managers
-1.31%
Excess Mtg Servicing Rights
-1.53%
Infrastructure
-2.05%
Shopping Centers
-2.14%
Malls
-3.07%
-8%
-4%
0%
4%
8%

Performance attribution reflects a weight-adjusted allocation based on segment exposure to account for fees and an expense for Class A. Past performance is not indicative of future results.

^	Altegris/AACA Real Estate Income Fund commenced operations on August 22, 2018.

The portfolio’s top five attributors over the time period were: Penn Real Estate Investment Trust (Preferred Stock), Global Medical REIT (Preferred Stock), Jernigan Capital (Preferred Stock), Plymouth Industrial REIT (Preferred Stock), and Hersha Hospitality Trust (Preferred Stock).

●	Penn Real Estate Investment Trust (“PEI”) (Malls) (Preferred Stock) — PEI owns and operates malls, strip centers, and industrial properties in primarily the Mid-Atlantic and Southeastern United States. Founded in 1960, PEI was one of the first publicly traded REITs.

●	Global Medical REIT (“GMRE”) (Health Care) (Preferred Stock) — GMRE acquires and operates medical properties including hospitals, nursing facilities, medical centers and senior housing facilities.

●	Jernigan Capital (“JCAP”) (Storage) (Preferred Stock) — JCAP is a self-storage company but it operates primarily as a source of capital for private owners of self-storage facilities. JCAP will provide capital to self-storage developments for construction, redevelopment, refinancing, or recapitalization of new and established facilities in the United States.

●	Plymouth Industrial REIT (“PLYM”) (Industrial) (Preferred Stock) — PLYM operates industrial facilities, single and multi-tenant distribution centers, manufacturing properties, and warehouses in the United States.

●	Hersha Hospitality Trust (“HT”) (Hotels) (Preferred Stock) — HT is a hotel REIT that operates mid-scale to upscale hotel properties in the Northeastern United States. They operate limited service and extended stay hotels in established metropolitan markets

The portfolio’s top five detractors over the time period were: Wheeler Real Estate Investment (Preferred Stock), CBL & Associates Properties (Preferred Stock), New Residential Investment Corp, Macquarie Infrastructure, and Colony Capital (Preferred Stock).

●	Wheeler Real Estate Investment (“WHLR”) (Shopping Centers) (Preferred Stock) — WHLR develops and manages a portfolio of income producing properties in the mid-Atlantic and southern United States. The company is diversified across shopping centers, grocery-anchored centers and free-standing retail properties.

●	CBL & Associates Properties (“CBL”) (Shopping Centers) (Preferred Stock) — CBL owns more than 150 market-dominant regional shopping malls and community shopping centers in the United States. CBL has recently cut its dividend to common equity and has been focused on paying down debt both of which improves the credit quality of the preferred stock.

●	New Residential Investment (“NRZ”) (Excess Mortgage Servicing Rights) (Common Stock) — NRZ focuses on investing in, and actively managing investments related to residential real estate, primarily targeting investments in excess mortgage servicing rights. This position serves as a hedge against rising interest rates as excess mortgage servicing rights increase in value when interest rates increase. NRZ acquired their closest competitor and we believe there will be significant economies of scale which will be very accretive to earnings and dividends.

●	Macquarie Infrastructure (“MIC”) (Infrastructure) (Common Stock) — MIC owns and operates infrastructure projects that provide critical services through four business segments: International-Matex Tank Terminals (liquid/gas tank terminals), Atlantic Aviation (airports), Contracted Power (power generation and transmission) and MIC Hawaii (gas and power in Hawaii). On their earnings call in February, MIC announced that they were taking fixed oil storage tanks off-line, as the fixed oil market is in decline, and repurposing the tanks for other oil products. This action, while necessary, put a damper on earning during the transition years and MIC cut the dividend 31% to fund the transition and other reinvestments in the business which should lead to growth. We believe the Tank refurbishment will wind down over the next two quarters and that cash flow per share should rebound to about $6.50 or by mid-2020 and dividends are likely to be gradually increased as well. All this leads us to think a mid-$50 share price is reasonable.

●	Colony Capital (“CLNY”) (Asset Managers) (Preferred Stock) — CLNY invests in a widely diversified portfolio of real estate including but not limited to health care, industrial and the hospitality.

Outlook

While we are not pleased with this year’s performance in the near term, we believe our investment philosophy and process will continue to produce strong returns in the future.

This year has been one of the worst performance years for REIT preferred stocks since the financial crisis, and we believe the market is behaving inefficiently, creating an opportunity for institutionally-minded investors.

As a quick refresher; we are investing to maximize yield while balancing yield with risk. We invest primarily in preferred stock of real estate investment trusts (“REITs”) which have a priority claim on assets before common equity holders and pay a perpetual dividend. REIT Preferred stocks typically have cumulative dividend covenants which mean preferred stocks receive all cumulative dividends before equity dividends are played out. We believe that real estate preferred stocks offer attractive risk-adjusted returns because most publicly traded REITs have about 40% debt and thus a 60% equity cushion before preferred stocks would theoretically lose value, and REIT preferred typically offer yields in excess of high-yield debt with, we believe, less risk. Lastly, unlike high-yield bonds, REIT preferred stocks are backed by a portfolio of real assets.

Credit spreads widened in Q3 from fears of a global slowdown or recession sparked by fears from the trade war with China. In a flight to safety rally, the 10-year UST yield dropped from a high of 3.24% in early November to 2.68% at year-end while high yield spreads widened from about 350bps in early November to 527bps at year end (source: CSI BARC Index on Bloomberg). We believe that, in the long-term, spreads will normalize. We see these as an investment opportunity and good entry point. Additionally, since the end of 2018, the Fed has turned more dovish and signaled a slowing in the pace of rate hikes which should help any asset with a yield.

Many REITs have adjusted in price and more than 85% of the SNL REIT Index names are trading at a discount to NAV as of 12/31/2018. At year end the REIT Index stock price discount to NAV was 13%, which is almost always a harbinger of positive forward returns.

In our opinion, investors are preparing for the great recession and any piece of info that confirms that idea is severely over-reacted to. The Dow Jones US REIT index hit a high of 1262 on December on December 6th. By December 24th, the index had declined to 1102, a decline of 12.6% over 12 trading days. This level of volatility is somewhat self-reinforcing as it is atypical in the universe, the volatility seems to beget more volatility as panicked investors make ill-informed decisions.

The portfolio is focused on generating a high current yield while balancing yield with risk. We believe REIT preferred stocks are structurally mispriced with a predominantly retail investor base which adds up to a somewhat inefficient market. AACA seeks to bring an institutional approach to this largely retail market. REIT preferred stocks have a higher yield and higher credit quality than high-yield debt which creates the opportunity for better risk adjusted returns. The strategy seeks to deliver high-quality, durable income in excess of the benchmark while producing less volatility than the benchmark. The fund has a target net yield of about 7% without the use of fund leverage.

The portfolio is typically about 3-parts preferred stock and 1-part REIT common stock. The Fund is broadly diversified with about 50-120 holdings across 3 asset classes (REIT preferred stocks, Equity REITs and Mortgage REITs) and a dozen or more real estate sectors.

AACA employs a quantitative screening methodology including but not limited to:

●	Current yield metrics

●	Fundamental credit quality and sustainable income metrics

●	Asset and corporate quality metrics

And a fundamental bottom-up qualitative and quantitate selection methodology seeking to enhance income, capital appreciation and inflation hedging.

Sincerely,

Burland East, CFA

Chief Executive Officer

Sub-Adviser Portfolio Manager

American Assets Capital Advisers (AACA)

INDEX DEFINITIONS

Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

Dow Jones US Real Estate Total Return Index is the total return version of the Dow Jones US Real Estate Index, and is calculated with gross dividends reinvested. The base date for the index is December 31, 1991 with a base value of 100.

The HFN Fixed Income (non-arbitrage) Index includes funds that are invested in fixed income instruments, and tend to be long-biased holders of securities. Funds may employ long/short strategies attempting to benefit from under or overvalued fixed income securities. These funds may be highly leveraged.

HFRI Equity Hedge (Total) Index tracks funds that maintain positions both long and short in primarily equity derivative securities. Equity hedge managers would typically maintain at least 50% exposure, and may in some cases be entirely invested in equities – both long and short. HFRI Equity Hedge (Total) is a fund weighted index and reflects monthly returns, net of all fees, of funds that have at least $50 million under management or been actively trading for at least twelve months.

HFRI Fund of Funds Composite Index. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

HFRX Equity Hedge Index is comprised of strategies that maintain positions both long and short primarily in equity and equity derivative securities. HFRX Equity Hedge includes funds that have at least $50 million under management and a 24-month track record (typical).

The HFRX Fixed Income-Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

HFRX Global Hedge Fund Index. Designed to be representative of the overall composition of the hedge fund universe, and is comprised of all eligible hedge fund strategies. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the US equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Alpha. Alpha measures the non-systematic return which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1035-NLD-1/26/2018

Altegris/AACA Opportunistic Real Estate Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmarks:

		Annualized
				Since Inception	Fund Inception
	One Year	Three Year	Five Year	February 1, 2011	January 9, 2014
Altegris/AACA Opportunistic Real Estate Fund - Class A	(18.40)%	4.38%	N/A	N/A	7.55%
Altegris/AACA Opportunistic Real Estate Fund - Class A with load **	(23.06)%	2.32%	N/A	N/A	6.28%
Altegris/AACA Opportunistic Real Estate Fund - Class I ***	(18.11)%	4.63%	7.85%	8.84%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class N	(18.34)%	4.38%	N/A	N/A	7.55%
S&P 500 Total Return Index ****	(4.38)%	9.26%	8.49%	10.89%	8.65%
Dow Jones US Real Estate Total Return Index *****	(4.03)%	4.28%	8.06%	7.81%	7.90%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated May 1, 2018, are 2.59%, 2.34%, and 2.57% for Class A, Class I, and Class N shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. Class A shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The prior annual returns and performance track record that follows the Fund inception for Class I is that of the Predecessor Fund, American Asset Real Estate Securities Fund, L.P., which was managed by American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA. The method used to calculate the Predecessor Fund’s performance differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. American Asset Real Estate Securities Fund, L.P. was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the Investment Company Act of 1940 and of the Internal Revenue Code (“Code”), which if they had been applicable, might have adversely affected its performance.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

*****	The Dow Jones US Real Estate Total Return Index is an unmanaged index considered to be representative of REITS and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 1, 2011– December 31, 2018

Past performance is not necessary indicative of future results.

Top Ten Holdings by Industry as of December 31, 2018*	% of Net Assets
Diversified	29.3%
Lodging	23.7%
Telecommunications	15.2%
Manufactured Homes	10.6%
Storage	10.4%
Electric	9.8%
Commercial Services	9.4%
Warehouse	7.0%
Leisure Time	5.4%
Office Property	5.4%
Other +	15.2%
Other Assets less Liabilities - Net	(17.6)%
Securities Sold Short	(23.8)%
100.0%

+	Other includes less than 5.1% weightings in Agriculture, Entertainment, Apartments and Regional Malls.

Please refer to the Portfolio of Investments in this annual report for a detailed listing analysis of the Fund’s holdings.

Altegris/AACA Real Estate Income Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmarks:

Since Inception
July 25, 2018
Altegris/AACA Real Estate Income Fund - Class A	(13.83)%
Altegris/AACA Real Estate Income Fund - Class A with load **	(18.79)%
Altegris/AACA Real Estate Income Fund - Class I	(12.78)%
Altegris/AACA Real Estate Income Fund - Class N	(13.33)%
S&P U.S. Preferred REIT Stock Total Return Index ***	(7.10)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated July 10, 2018, are 1.35%, 1.10%, and 1.35% for Class A, Class I, and Class N shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. Class A shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The S&P U.S. Preferred REIT Stock Index is designed to measure the performance of the REIT sector of the U.S. preferred stock market. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | July 25, 2018– December 31, 2018

Past performance is not necessary indicative of future results.

Top Ten Holdings by Industry as of December 31, 2018*	% of Net Assets
Preferred Stock - Mortgage	28.6%
Preferred Stock - Diversified	20.7%
Hotel	10.2%
Commercial Services	7.5%
Regional Malls	6.8%
Leisure Time	4.7%
Shopping Center	3.3%
Electric	3.1%
Other +	13.7%
Other Assets less Liabilities - Net	1.4%
100.0%

+	Other represents less than 3.1% weightings in Apartments, Diversified Financial Services, Health Care, Office Property, Real Estate Development, Storage and Warehouses.

Please refer to the Portfolio of Investments in this annual report for a detailed listing analysis of the Fund’s holdings.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCK - 140.8%
	AGRICULTURE - 2.5%
631,617	Cadiz, Inc. * +	$6,505,655

	COMMERCIAL SERVICES - 9.4%
18,900	CoStar Group, Inc. *	6,375,726
492,269	Macquarie Infrastructure Corp. +	17,997,355
		24,373,081
	ELECTRIC- 9.8%
356,317	Brookfield Infrastructure Partners LP +	12,303,626
500,200	Brookfield Renewable Partners LP +	12,955,180
		25,258,806
	ENTERTAINMENT - 3.9%
48,000	Vail Resorts, Inc. +	10,119,360

	LEISURE TIME - 5.1%
3,344,000	Drive Shack, Inc. *	13,108,480

	LODGING - 23.7%
2,930,000	Galaxy Entertainment Group Ltd.	18,636,796
286,000	Las Vegas Sands Corp. +	14,886,300
8,760,000	MGM China Holdings Ltd.	14,701,910
130,600	Wynn Resorts Ltd. +	12,917,646
		61,142,652
	REITS-APARTMENTS - 3.9%
507,040	Invitation Homes, Inc. +	10,181,363

	REITS-DIVERSIFIED - 29.3%
135,000	American Tower Corp. +	21,355,650
14,000	CoreSite Realty Corp. +	1,221,220
176,900	Crown Castle International Corp. +	19,216,647
15,100	Equinix, Inc. +	5,323,656
1,200,000	New Residential Investment Corp. +	17,052,000
70,500	SBA Communications Corp. - Class A * +	11,413,245
		75,582,418
	REITS-MANUFACTURED HOMES - 10.6%
148,300	Equity Lifestyle Properties, Inc. +	14,404,379
128,900	Sun Communities, Inc. +	13,110,419
		27,514,798
	REITS-OFFICE PROPERTY - 5.1%
115,000	Alexandria Real Estate Equities, Inc. +	13,252,600

	REITS-REGIONAL MALLS - 4.9%
26,000	Simon Property Group, Inc. +	4,367,740
184,000	Taubman Centers, Inc. +	8,370,160
		12,737,900
	REITS-STORAGE - 10.4%
103,500	Extra Space Storage, Inc.	9,364,680
660,872	National Storage Affiliates Trust +	17,486,673
		26,851,353

See accompanying notes to financial statements.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares				Value
	REITS-WAREHOUSE - 7.0%
261,800	CyrusOne, Inc. +			$13,843,984
111,609	QTS Realty Trust, Inc. +			4,135,114
				17,979,098
	TELECOMMUNICATIONS - 15.2%
981,813	GDS Holdings Ltd. - ADR *+			22,670,062
2,356,434	Switch, Inc. +			16,495,038
				39,165,100

	TOTAL COMMON STOCK (Cost - $390,124,052)			363,772,664

		Dividend Rate (%)	Maturity Date
	PREFERRED STOCK - 0.3%
	LEISURE TIME - 0.3%
33,590	Drive Shack, Inc. (Cost - $838,639)	8.375	Perpetual	825,642

	TOTAL INVESTMENTS - 141.1% (Cost - 390,962,691)			$364,598,306
	LIABILITIES IN EXCESS OF OTHER ASSETS - (41.1)%			(106,344,421)
	NET ASSETS - 100.0%			$258,253,885

	SECURITIES SOLD SHORT - (23.5)%
	COMMON STOCK - (17.0)%
	ENTERTAINMENT - (2.3)%
(84,000)	Marriott Vacations Worldwide Corp.			$(5,922,840)

	HOME BUILDERS - (2.3)%
(156,000)	KB Home			(2,979,600)
(94,000)	Toll Brothers, Inc.			(3,095,420)
				(6,075,020)
	LODGING - (2.2)%
(215,000)	Hilton Grand Vacations, Inc. *			(5,673,850)

	REAL ESTATE - (3.3)%
(104,000)	RE/MAX Holdings, Inc.			(3,198,000)
(360,000)	Realogy Holdings Corp.			(5,284,800)
				(8,482,800)
	REITS-APARTEMENTS - (0.7)%
(39,220)	Investors Real Estate Trust			(1,924,540)

	REITS-OFFICE PROPERTY - (0.8)%
(339,765)	Franklin Street Properties Corp.			(2,116,736)

	REITS-DIVERSIFIED - (2.0)%
(420,659)	Pennsylvania Real Estate Investment Trust			(2,498,715)
(522,462)	Washington Prime Group, Inc.			(2,539,165)
				(5,037,880)
	REITS - REAL ESTATE SERVICES - (2.8)%
(146,873)	Retail Value, Inc.			(3,758,480)
(276,152)	Whitestone REIT			(3,385,624)
				(7,144,104)
	REITS - WAREHOUSE - (0.6)%
(132,061)	Monmouth Real Estate Investment Corp.			(1,637,556)

	TOTAL COMMON STOCK (Proceeds - $47,809,724)			(44,015,326)

See accompanying notes to financial statements.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value

	EXCHANGE TRADED FUND - (6.5)%
	DEBT FUND - (6.5)%
(500,000)	SPDR Bloomberg Barclays High Yield Bond ETF (Proceeds - $17,048,978)	$(16,795,000)

	TOTAL SECURITIES SOLD SHORT (Proceeds - $64,858,702)	$(60,810,326)

ADR	American Depository Receipt

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

Perpetual	Perpetual bonds are fixed income instruments without defined maturity dates.

*	Non-income producing security.

+	All or part of the security was held as collateral for securities sold short as of December 31, 2018. These securities amounted to $230,589,033.

See accompanying notes to financial statements.

Altegris /AACA Real Estate Income Fund
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares				Value
	COMMON STOCK - 22.9%
	COMMERCIAL SERVICES - 7.5%
500	Macquarie Infrastructure Corp.			$18,280

	DIVERSIFIED FINANCIAL SERVICES - 1.5%
195	Hannon Armstrong Sustainable Infrastructure Capital, Inc.			3,715

	REITS-DIVERSIFIED - 7.2%
1,225	New Residential Investment Corp.			17,407

	REITS-MORTGAGE - 6.7%
325	AGNC Investment Corp.			5,701
595	Annaly Capital Management, Inc.			5,843
120	Starwood Property Trust, Inc.			2,365
180	Two Harbors Investment Corp.			2,311
				16,220
	TOTAL COMMON STOCK (Cost - $64,035)			55,622

	PARTNERSHIP SHARES - 3.1%
	ELECTRIC- 3.1%
80	Brookfield Infrastructure Partners LP			2,762
185	Brookfield Renewable Partners LP			4,792
	TOTAL PARTNERSHIP SHARES (Cost - $8,544)			7,554

		Coupon Rate	Maturity
	PREFERRED STOCK - 72.6%
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
120	Hunt Cos. Finance Trust, Inc. 1 Month LIBOR + 7.15 (a)	8.75	Perpetual	2,998

	LEISURE TIME - 4.7%
260	Drive Shack, Inc.	9.75	Perpetual	6,500
100	Drive Shack, Inc.	8.05	Perpetual	2,398
100	Drive Shack, Inc.	8.38	Perpetual	2,458
				11,356
	REITS-APARTMENTS - 3.0%
80	American Homes 4 Rent	6.50	Perpetual	1,802
50	Bluerock Residential Growth REIT, Inc.	7.13	Perpetual	1,025
50	Bluerock Residential Growth REIT, Inc.	7.63	Perpetual	1,201
130	Bluerock Residential Growth REIT, Inc.	8.25	Perpetual	3,289
				7,317
	REITS-DIVERSIFIED - 13.5%
170	Colony Capital, Inc.	7.13	Perpetual	3,136
140	Colony Capital, Inc.	7.13	Perpetual	2,584
170	Colony Capital, Inc.	7.15	Perpetual	3,136
80	Colony Capital, Inc.	7.50	Perpetual	1,600
70	Colony Capital, Inc.	8.25	Perpetual	1,617
120	Colony Capital, Inc.	8.75	Perpetual	2,777
130	CorEnergy Infrastructure Trust, Inc.	7.38	Perpetual	3,055
260	Digital Realty Trust, Inc.	7.38	Perpetual	6,555
50	Global Net Lease, Inc.	7.25	Perpetual	1,234
140	Innovative Industrial Properties, Inc.	9.00	Perpetual	3,920
50	iStar, Inc.	8.00	Perpetual	1,199
80	UMH Properties, Inc.	8.00	Perpetual	2,041
				32,854
	REITS-HEALTH CARE - 1.3%
130	Global Medical REIT, Inc.	7.50	Perpetual	3,182

	REITS-HOTELS - 10.2%
80	Ashford Hospitality Trust, Inc.	7.38	Perpetual	1,486
110	Ashford Hospitality Trust, Inc.	7.38	Perpetual	2,079
50	Ashford Hospitality Trust, Inc.	7.50	Perpetual	956
130	Ashford Hospitality Trust, Inc.	7.50	Perpetual	2,473

See accompanying notes to financial statements.

Altegris /AACA Real Estate Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Coupon Rate	Maturity	Value
	REITS-HOTELS - 10.2% (Continued)
50	Ashford Hospitality Trust, Inc.	8.45	Perpetual	$1,181
140	Braemar Hotels & Resorts, Inc.	5.50	Perpetual	2,402
50	Hersha Hospitality Trust	6.50	Perpetual	1,010
60	Hersha Hospitality Trust	6.50	Perpetual	1,246
100	Hersha Hospitality Trust	6.88	Perpetual	2,173
100	Pebblebrook Hotel Trust	6.30	Perpetual	2,357
50	RLJ Lodging Trust	1.95	Perpetual	1,239
280	Sotherly Hotels, Inc.	7.88	Perpetual	6,160
				24,762
	REITS-MORTGAGE - 21.9%
140	AG Mortgage Investment Trust, Inc.	8.25	Perpetual	3,366
50	AG Mortgage Investment Trust, Inc.	8.00	Perpetual	1,201
100	AGNC Investment Corp.	7.75	Perpetual	2,536
150	Annaly Capital Management, Inc.	8.13	Perpetual	3,802
100	Anworth Mortgage Asset Corp.	8.63	Perpetual	2,525
100	Apollo Commercial Real Estate Finance, Inc.	8.00	Perpetual	2,456
50	Arbor Realty Trust, Inc.	8.25	Perpetual	1,264
100	Arbor Realty Trust, Inc.	8.50	Perpetual	2,615
100	ARMOUR Residential REIT, Inc.	8.25	Perpetual	2,480
50	ARMOUR Residential REIT, Inc.	7.88	Perpetual	1,202
50	Capstead Mortgage Corp.	7.50	Perpetual	1,197
100	Cherry Hill Mortgage Investment Corp.	8.20	Perpetual	2,468
50	Chimera Investment Corp.	8.00	Perpetual	1,247
80	Chimera Investment Corp. 3 Month LIBOR + 5.79 (a)	8.00	Perpetual	2,044
70	Dynex Capital, Inc.	8.50	Perpetual	1,754
100	Dynex Capital, Inc.	7.63	Perpetual	2,293
150	Exantas Capital Corp. 3 Month LIBOR + 5.93 (a)	8.63	Perpetual	3,600
50	Invesco Mortgage Capital, Inc. 3 Month LIBOR + 5.29 (a)	7.50	Perpetual	1,222
100	Invesco Mortgage Capital, Inc.	7.75	Perpetual	2,443
50	MFA Financial, Inc.	7.50	Perpetual	1,213
100	New York Mortgage Trust, Inc.	7.75	Perpetual	2,200
40	New York Mortgage Trust, Inc.	7.88	Perpetual	888
110	New York Mortgage Trust, Inc. 3 Month LIBOR + 5.70 (a)	8.00	Perpetual	2,409
100	PennyMac Mortgage Investment Trust 3 Month LIBOR + 5.99 (a)	8.13	Perpetual	2,377
100	PennyMac Mortgage Investment Trust 3 Month LIBOR + 5.83 (a)	8.00	Perpetual	2,345
				53,147
	REITS-OFFICE PROPERTY - 0.5%
50	City Office REIT, Inc.	6.63	Perpetual	1,127

	REITS-REAL ESTATE DEVELOPMENT - 2.6%
60	Landmark Infrastructure Partners LP (a)	7.04	Perpetual	1,234
105	Landmark Infrastructure Partners LP	7.90	Perpetual	2,184
125	Landmark Infrastructure Partners LP	8.00	Perpetual	2,819
				6,237
	REITS-REGIONAL MALLS - 6.8%
270	CBL & Associates Properties, Inc.	6.63	Perpetual	2,581
410	CBL & Associates Properties, Inc.	7.38	Perpetual	4,338
85	Pennsylvania Real Estate Investment Trust	6.88	Perpetual	1,321
85	Pennsylvania Real Estate Investment Trust	7.20	Perpetual	1,368
150	Pennsylvania Real Estate Investment Trust	7.38	Perpetual	2,454
10	Taubman Centers, Inc.	6.50	Perpetual	240
150	Washington Prime Group, Inc.	6.88	Perpetual	2,364
120	Washington Prime Group, Inc.	7.50	Perpetual	1,916
				16,582
	REITS-SHOPPING CENTERS - 3.3%
80	Cedar Realty Trust, Inc.	7.25	Perpetual	1,854
30	Cedar Realty Trust, Inc.	6.50	Perpetual	569
20	Saul Centers, Inc.	6.88	Perpetual	504
30	Seritage Growth Properties	7.00	Perpetual	660

See accompanying notes to financial statements.

Altegris /AACA Real Estate Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Coupon Rate	Maturity	Value
	REITS-SHOPPING CENTERS - 3.3% (Continued)
300	Wheeler Real Estate Investment Trust, Inc. (b)	8.75	Perpetual	$2,895
200	Wheeler Real Estate Investment Trust, Inc.	9.00	Perpetual	1,556
				8,038
	REITS-STORAGE - 0.8%
50	Jernigan Capital, Inc.	7.00	Perpetual	1,100
38	National Storage Affiliates Trust	6.00	Perpetual	853
				1,953
	REITS-WAREHOUSE - 2.8%
140	Plymouth Industrial REIT, Inc. (b)	7.50	Perpetual	3,111
160	QTS Realty Trust, Inc.	7.13	Perpetual	3,680
				6,791

	TOTAL PREFERRED STOCK (Cost - $201,424)			176,344

	TOTAL INVESTMENTS - 98.6% (Cost - 274,003)			$239,520
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%			3,529
	NET ASSETS - 100.0%			$243,049

Perpetual	Perpetual bonds are fixed income instruments without defined maturity dates.

REIT	Real Estate Investment Trust

(a)	Variable rate security; the rate shown represents the rate at December 31, 2018.

(b)	Step-Up Bond; the interest rate shown is the rate in effect as of December 31, 2018.

See accompanying notes to financial statements.

Altegris Funds
Statements of Assets and Liabilities
December 31, 2018

	Altegris/AACA
	Opportunistic Real	Altegris/AACA Real
	Estate Fund	Estate Income Fund
ASSETS
Investment in securities, at cost	$390,962,691	$274,003
Investment in securities, at value	$364,598,306	$239,520
Cash and cash equivalents	815	32,320
Receivable for Fund shares sold	90,032	—
Dividends and interest receivable	1,451,934	2,920
Due from Advisor	—	23,989
Prepaid expenses and other assets	232,290	—
TOTAL ASSETS	366,373,377	298,749

LIABILITIES
Securities sold short, at value (proceeds $64,858,702)	60,810,326	—
Payable for investments purchased	39,371	—
Payable to custodian	43,728,428	—
Payable for fund shares redeemed	2,994,777	—
Investment advisory fees payable	336,636	—
Distribution fees (12b-1) payable	8,187	22
Audit fee payable	37,035	20,216
Legal fee payable	38,135	—
Payable to Related Parties	—	12,651
Accrued expenses and other liabilities	126,597	22,811
TOTAL LIABILITIES	108,119,492	55,700
NET ASSETS	$258,253,885	$243,049

Net Assets Consist Of:
Paid in capital	$274,592,180	$299,165
Accumulated earnings/(deficits)	(16,338,295)	(56,116)
NET ASSETS	$258,253,885	$243,049

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$16,065,688	$9
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,278,245	1
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$12.57	$8.42	(d)
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$13.34	$8.93

Class I Shares:
Net Assets	$225,943,676	$243,027
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	17,880,510	28,804
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$12.64	$8.44

Class N Shares:
Net Assets	$16,244,521	$13
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,292,574	2
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$12.57	$8.47	(d)

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchases with reinvested dividends and/or distributions.

(b)	Shares redeemed within 12 months after purchase will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	NAV may not recalculate due to rounding.

See accompanying notes to financial statements.

Altegris Funds
Statements of Operations
For the Year Ended December 31, 2018

	Altegris/AACA
	Opportunistic Real	Altegris/AACA Real
	Estate Fund	Estate Income Fund^
INVESTMENT INCOME
Dividends (Foreign Taxes Withheld $144,733, and $19, respectively)	$10,707,476	$11,182
Interest	189	—
TOTAL INVESTMENT INCOME	10,707,665	11,182

EXPENSES
Investment advisory fees	4,160,233	1,021
Short sale dividend expense	1,844,278	—
Interest expense	2,349,983	—
Distribution (12b-1) fees:
Class A	52,275	—
Class N	64,027	195
Registration fees	61,937	4,800
Administrative services fees	60,835	7,705
Transfer agent fees	42,585	17,302
Third party administrative servicing fees	37,000	4,783
Custodian fees	31,635	6,421
Legal fees	30,415	10,548
Professional fees	21,425	4,968
Audit fees	28,423	20,216
Accounting services fees	18,250	6,421
Printing and postage expenses	18,002	3,567
Trustees fees and expenses	15,074	7,754
Insurance expense	2,599	714
Other expenses	5,000	4,001
TOTAL EXPENSES	8,843,976	100,416

Less: Fees waived and expenses reimbursed by the Advisor	—	(98,660)
Plus: Recapture of fees previously waived by the Advisor	198,208	—
NET EXPENSES	9,042,184	1,756

NET INVESTMENT INCOME	1,665,481	9,426

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND SECURITIES SOLD SHORT
Net realized gain/(loss) from:
Investments	13,014,317	(22,514)
Options contracts purchased	(14,295)	—
Options contracts written	586,493	—
Securities sold short	2,861,626	—
	16,448,141	(22,514)
Net change in unrealized appreciation/(depreciation) from:
Investments	(86,039,188)	(34,483)
Securities sold short	5,430,271	—
	(80,608,917)	(34,483)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS WRITTEN AND SECURITIES SOLD SHORT	(64,160,776)	(56,997)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(62,495,295)	$(47,571)

^	Altegris/AACA Real Estate Income Fund commenced operations on August 22, 2018.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2018	2017

FROM OPERATIONS
Net investment income	$1,665,481	$1,180,354
Net realized gain from investments, options written and securities sold short	16,448,141	76,140
Net change in unrealized appreciation/(depreciation) on investments, options written and securities sold short	(80,608,917)	41,284,110
Net increase/(decrease) in net assets resulting from operations	(62,495,295)	42,540,604

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(42,453)
Class I	—	(1,103,134)
Class N	—	(93,555)
Total Distributions Paid *	(10,723,045)	—
Net decrease in net assets from distributions to shareholders	(10,723,045)	(1,239,142)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold :
Class A	20,434,914	11,451,142
Class I	116,085,360	120,887,373
Class N	15,753,020	28,995,343
Net asset value of shares issued in reinvestment of distributions:
Class A	663,055	40,720
Class I	6,669,628	768,712
Class N	717,834	90,823
Payments for shares redeemed:
Class A	(14,652,686)	(3,523,883)
Class I	(80,701,480)	(24,026,040)
Class N	(27,500,100)	(6,710,730)
Redemption fee proceeds:
Class A	1,454	254
Class I	3,365	4,754
Class N	5,615	2,403
Net increase in net assets from capital share transactions	37,479,979	127,980,871

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(35,738,361)	169,282,333

NET ASSETS
Beginning of Year	293,992,246	124,709,913
End of Year **	$258,253,885	$293,992,246

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $560,539 as of December 31, 2017.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2018	2017

CAPITAL SHARE ACTIVITY
Class A
Shares Sold	1,302,964	776,564
Shares Reinvested	51,761	2,572
Shares Redeemed	(988,589)	(240,347)
Net increase in shares outstanding	366,136	538,789

Class I
Shares Sold	7,597,164	8,289,918
Shares Reinvested	518,634	48,438
Shares Redeemed	(5,593,392)	(1,688,654)
Net increase in shares outstanding	2,522,406	6,649,702

Class N
Shares Sold	1,028,030	1,998,748
Shares Reinvested	56,125	5,741
Shares Redeemed	(1,841,551)	(458,625)
Net increase/(decrease) in shares outstanding	(757,396)	1,545,864

See accompanying notes to financial statements.

Altegris/AACA Real Estate Income Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period^ Ended
December 31,
2018

FROM OPERATIONS
Net investment income	$9,426
Net realized loss from investments	(22,514)
Net change in unrealized depreciation on investments	(34,483)
Net decrease in net assets resulting from operations	(47,571)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(8,545)
Net decrease in net assets from distributions to shareholders	(8,545)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold :
Class A	10
Class I	276,511
Class N	659,709
Net asset value of shares issued in reinvestment of distributions:
Class A	—
Class I	8,410
Class N	134
Payments for shares redeemed:
Class A	—
Class I	(2,979)
Class N	(642,630)
Net increase in net assets from capital share transactions	299,165

TOTAL INCREASE IN NET ASSETS	243,049

NET ASSETS
Beginning of Period	—
End of Period	$243,049

^	Altegris/AACA Real Estate Income Fund commenced operations on August 22, 2018.

See accompanying notes to financial statements.

Altegris/AACA Real Estate Income Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the Period^ Ended
December 31,
2018

CAPITAL SHARE ACTIVITY
Class A
Shares Sold	1
Shares Reinvested	—
Shares Redeemed	—
Net increase in shares outstanding	1

Class I
Shares Sold	28,198
Shares Reinvested	938
Shares Redeemed	(332)
Net increase in shares outstanding	28,804

Class N
Shares Sold	65,925
Shares Reinvested	14
Shares Redeemed	(65,937)
Net increase in shares outstanding	2

^	Altegris/AACA Real Estate Income Fund commenced operations on August 22, 2018.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2018		2017		2016		2015		2014 (1)
Net asset value, beginning of year/period	$16.02		$12.99		$11.56		$12.21		$10.00
Income from investment operations:
Net investment income (2)	0.04		0.06		0.01		0.07		0.15
Net realized and unrealized gain/(loss) on investments	(2.98)		3.02		1.45		(0.17)		2.52
Total income/(loss) from investment operations	(2.94)		3.08		1.46		(0.10)		2.67
Less distributions from:
Net investment income	—		(0.05)		(0.01)		(0.13)		(0.07)
Net realized gains	(0.51)		—		—		(0.42)		(0.39)
Return of capital	—		—		(0.02)		—		—
Total distributions	(0.51)		(0.05)		(0.03)		(0.55)		(0.46)
Redemption fees collected (3)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year/period	$12.57		$16.02		$12.99		$11.56		$12.21
Total return (4,5)	(18.40	)% (6)	23.60%		12.65%		(0.60)%		27.09	% (6)
Net assets, at end of year/period (000s)	$16,066		$14,610		$4,851		$6,402		$2,861
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (8)	2.97%		2.52%		3.38	% (7)	3.35	% (7)	3.17	% (7,9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (8)	1.67%		1.73%		1.92	% (7)	1.92	% (7)	2.07	% (7,9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (8)	3.04	% (11)	2.59	% (11)	3.31%		3.23%		2.90	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (8)	1.73	% (11)	1.80	% (11)	1.80%		1.80%		1.80	% (9)
Ratio of net investment income to average net assets (10)	0.26%		0.43%		0.11%		0.58%		1.30	% (9)
Portfolio Turnover Rate	36%		34%		60%		70%		53	% (6)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(11)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2018		2017		2016		2015		2014 (1)
Net asset value, beginning of year/period	$16.05		$13.01		$11.57		$12.22		$10.00
Income from investment operations:
Net investment income (2)	0.09		0.09		0.04		0.03		0.11
Net realized and unrealized gain/(loss) on investments	(2.99)		3.02		1.45		(0.10)		2.59
Total income/(loss) from investment operations	(2.90)		3.11		1.49		(0.07)		2.70
Less distributions from:
Net investment income	—		(0.07)		(0.01)		(0.16)		(0.09)
Net realized gains	(0.51)		—		—		(0.42)		(0.39)
Return of capital	—		—		(0.04)		—		—
Total distributions	(0.51)		(0.07)		(0.05)		(0.58)		(0.48)
Redemption fees collected (3)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year/period	$12.64		$16.05		$13.01		$11.57		$12.22
Total return (4,5)	(18.11)%		24.01%		12.88%		(0.31)%		27.31	% (6)
Net assets, at end of year/period (000s)	$225,944		$246,564		$113,313		$101,418		$67,341
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (8)	2.73%		2.27%		3.13	% (7)	3.10	% (7)	2.99	% (7,9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (8)	1.42%		1.49%		1.67	% (7)	1.67	% (7)	1.89	% (7,9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (8)	2.79	% (11)	2.34	% (11)	3.06%		2.98%		2.65	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (8)	1.48	% (11)	1.55	% (11)	1.55%		1.55%		1.55	% (9)
Ratio of net investment income to average net assets (10)	0.57%		0.59%		0.31%		0.27%		1.00	% (9)
Portfolio Turnover Rate	36%		34%		60%		70%		53	% (6)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(11)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class N
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2018		2017		2016		2015		2014 (1)
Net asset value, beginning of year/period	$16.01		$12.99		$11.56		$12.21		$10.00
Income from investment operations:
Net investment income/(loss) (2)	0.04		0.07		0.01		(0.01)		0.18
Net realized and unrealized gain/(loss) on investments	(2.97)		3.00		1.45		(0.09)		2.49
Total income/(loss) from investment operations	(2.93)		3.07		1.46		(0.10)		2.67
Less distributions from:
Net investment income	—		(0.05)		(0.01)		(0.13)		(0.07)
Net realized gains	(0.51)		—		—		(0.42)		(0.39)
Return of capital	—		—		(0.02)		—		—
Total distributions	(0.51)		(0.05)		(0.03)		(0.55)		(0.46)
Redemption fees collected (3)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year/period	$12.57		$16.01		$12.99		$11.56		$12.21
Total return (4,5)	(18.34)%		23.69%		12.66%		(0.58)%		27.09	% (6)
Net assets, at end of year/period (000s)	$16,245		$32,819		$6,547		$6,890		$2,916
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (8)	2.97%		2.50%		3.38	% (7)	3.35	% (7)	3.17	% (7,9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (8)	1.67%		1.72%		1.92	% (7)	1.92	% (7)	2.07	% (7,9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (8)	3.02	% (11)	2.57	% (11)	3.31%		3.23%		2.90	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (8)	1.72	% (11)	1.80	% (11)	1.80%		1.80%		1.80	% (9)
Ratio of net investment income/(loss) to average net assets (10)	0.25%		0.49%		0.11%		(0.03)%		1.52	% (9)
Portfolio Turnover Rate	36%		34%		60%		70%		53	% (6)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(11)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Altegris/AACA Real Estate Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class A
Period Ended
December 31,
2018 (1)
Net asset value, beginning of year/period	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.21
Net realized and unrealized loss on investments	(1.59)
Total loss from investment operations	(1.38)
Less distributions from:
Net investment income	(0.20)
Total distributions	(0.20)
Redemption fees collected (3)	0.00
Net asset value, end of year/period	$8.42
Total return (4,5,6)	(13.83)%
Net assets, at end of year/period	$9
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (7,8)	83.13%
Ratio of net expenses to average net assets (8)	1.30%
Ratio of net investment income to average net assets (8)	6.23%
Portfolio Turnover Rate (6)	154%

(1)	The Altegris/AACA Real Estate Income Fund commenced operations on August 22, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	Annualized.

See accompanying notes to financial statements.

Altegris/AACA Real Estate Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class I
Period Ended
December 31,
2018 (1)
Net asset value, beginning of year/period	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.16
Net realized and unrealized loss on investments	(1.42)
Total loss from investment operations	(1.26)
Less distributions from:
Net investment income	(0.30)
Total distributions	(0.30)
Redemption fees collected (3)	0.00
Net asset value, end of year/period	$8.44
Total return (4,5,6)	(12.78)%
Net assets, at end of year/period (000s)	$243
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (7,8)	94.07%
Ratio of net expenses to average net assets (8)	1.05%
Ratio of net investment income to average net assets (8)	3.98%
Portfolio Turnover Rate (6)	154%

(1)	The Altegris/AACA Real Estate Income Fund commenced operations on August 22, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	Annualized.

See accompanying notes to financial statements.

Altegris/AACA Real Estate Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class N
Period Ended
December 31,
2018 (1)
Net asset value, beginning of year/period	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.33
Net realized and unrealized loss on investments	(1.66)
Total loss from investment operations	(1.33)
Less distributions from:
Net investment income	(0.20)
Total distributions	(0.20)
Redemption fees collected (3)	0.00
Net asset value, end of year/period	$8.47
Total return (4,5,6)	(13.33)%
Net assets, at end of year/period	$13
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (7,8)	44.95%
Ratio of net expenses to average net assets (8)	1.30%
Ratio of net investment income to average net assets (8)	8.41%
Portfolio Turnover Rate (6)	154%

(1)	The Altegris/AACA Real Estate Income Fund commenced operations on August 22, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	Annualized.

See accompanying notes to financial statements.

Altegris Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1.	ORGANIZATION

Altegris/AACA Opportunistic Real Estate Fund (the “Opportunistic Fund”) and Altegris/AACA Real Estate Income Fund (the “Income Fund”) (collectively the “Funds”) are each non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Opportunistic Fund commenced operations on January 9, 2014. The Income Fund commenced operations on August 22, 2018. The Opportunistic Fund seeks to provide total return through long term capital appreciation and current income by investing in both long and short, in equity securities of real estate and real estate related companies. The Income Fund seeks to maximize current income with potential for capital appreciation.

The Funds offer Class A, Class I, and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase; however, may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class N shares are offered at their NAV without an initial sales charge and are subject to 12b-1. Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to distribution fees, but have a higher minimum initial investment than Class A and Class N shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of a Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of the applicable Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Due to custodian liabilities shown on the statements of assets and liabilities are carried at cost and approximate fair value as of December 31, 2018. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Altegris Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities which are not traded on an exchange or for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the applicable Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and

Altegris Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2018 for each Fund’s assets and liabilities measured at fair value:

Opportunistic Real Estate

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$363,772,664	$—	$—	$363,772,664
Preferred Stock	825,642	—	—	825,642
Total Assets	$364,598,306	$—	$—	$364,598,306

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock	$44,015,326	$—	$—	$44,015,326
Exchange Traded Funds	16,795,000	—	—	16,795,000
Total Liabilities	$60,810,326	$—	$—	$60,810,326

Real Estate Income

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$55,622	$—	$—	$55,622
Partnership shares	7,554	—	—	7,554
Preferred Stock	176,344	—	—	176,344
Total Assets	$239,520	$—	$—	$239,520

The Funds did not hold any Level 3 securities during the year. There were no transfers between any levels during the year.

It is the Funds’ policy to recognize transfers between levels at the end of the reporting year.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Altegris Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

A Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Opportunistic Fund. Dividends from net investment income are declared and distributed monthly for the Income Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Funds’ policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Income Fund and Opportunistic Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 to December 31, 2017, or expected to be taken in the Funds’ December 31, 2018 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, and any foreign jurisdiction where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, if the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities, the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

The cost of purchases and the proceeds for the Funds from sales of investments, other than short-term investments, for the year ended December 31, 2018 were as follows:

			Purchases Sold	Sales Sold
	Purchases	Sales	Short	Short
Opportunistic	$238,848,035	$143,074,399	$84,537,242	$72,788,628
Income	939,236	639,281	—	—

During the normal course of business, the Funds purchase and sell various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which a Fund’s assets may be invested are

Altegris Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds may be exposed to market risk on derivative contracts if the Funds are not be able to readily dispose of their holdings when they choose and also that the price obtained on disposal is below that at which the investment is included in its financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Derivative instruments and exposure to market risk will be disclosed in each Fund’s Portfolio of Investments.

Liquidity Risk: Liquidity risk is the risk that the Funds will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Funds’ financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Funds may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Funds do not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Funds may invest in financial instruments and enter into transactions that are denominated in currencies other than its functional currency. Consequently, the Funds are exposed to the risk that the exchange rate of a Fund’s currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the applicable Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty Risk: Counterparty risk is the risk that a Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Exchange Traded Funds (“ETFs”) – The Funds may invest in ETFs. ETFs are typically a type of index or actively traded fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities. The Funds may purchase ETFs to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the applicable Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Funds may enter into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Funds may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Altegris Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless. In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable, the benefits realized as a result of such movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the year ended December 31, 2018, the Opportunistic Fund had realized gains on options written subject to equity risk of $586,493. For the year ended December 31, 2018, the Opportunistic Fund had realized losses on options purchased subject to equity risk of $14,295.

The Funds may enter into foreign currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward currency exchange contracts, a Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards currency exchange contracts, a Fund would incur a loss if the value of the contract increases between the date the foreign currency exchange contract is opened and the date the forward currency exchange contract is closed. A Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a Fund would incur a loss if the value of the contract decreases between the date the forward currency exchange contract is opened and the date the forward currency exchange contract is closed. A Fund realizes a gain if the value of the contract increases between those dates. The Funds are exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Funds also are exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

As of December 31, 2018, the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Opportunistic Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, L.L.C., serves as the Funds’ investment advisor (“the Advisor”). Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Funds, the Advisor, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, manages the portfolio investment operations of each Fund. The Advisor has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, which is subject to review and approval by the Board. In general, the Advisor’s duties include setting the Funds’ overall investment strategies and asset allocation as well as hiring and supervising sub-advisors. The Advisor allocates portions of each Fund’s portfolio to be managed by American Assets Capital Advisors, LLC (“AACA”) as sub-advisor.

As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a fee computed and accrued daily and paid monthly, based on each Fund’s average daily net assets at an annual rate of 1.30% and 0.70% for the Opportunistic Fund and Income Fund, respectively. Pursuant to the investment advisory agreement, the Advisor accrued $4,160,233 and $1,021 for the Opportunistic Fund and Income Fund, respectively, for the year ended December 31, 2018.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of officers and Trustees, and contractual indemnification of fund service providers (other than the Advisor)) will not exceed certain percentages with respect to the Funds (the “Expense Limitations”). Pursuant to the Expense Limitations, the Opportunistic Fund’s Operating Expenses will not exceed 1.80%, 1.55%, and 1.80% through December 31, 2019 of the daily average net

Altegris Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

assets attributable to each of the Class A, Class I, and Class N shares, respectively, and the Income Fund’s Operating Expenses will not exceed 1.30%, 1.05%, and 1.30% through October 31, 2019 of the daily average net assets attributable to each of the Class A, Class I, and Class N shares, respectively.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Cumulative expenses subject to the aforementioned conditions will expire in the following years:

Real Estate Income
Dec-21	$98,660
$98,660

For the year ended December 31, 2018, the Advisor recaptured all previously waived fees for the Opportunistic Fund.

The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A and Class N shares, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to each of Class A and Class N. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2018, pursuant to the Plan, Class A and Class N shares paid the following amounts:

	Opportunistic	Income
Class A	$52,275	$—
Class N	64,027	195

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s Class A, Class I, and Class N shares. During the year ended December 31, 2018, for Class A shares, the Distributor received $169,521 and $0 in underwriting commissions for sales of the Opportunistic Fund and Income Fund, respectively, of which $23,854 and $0 were retained by the principal underwriter for the Opportunistic Fund and Income Fund, respectively.

The Funds are part of the Altegris mutual fund family (“the Family”). In addition to the Funds, the Family also is comprised of: Altegris Managed Futures Strategy Fund, Altegris Futures Evolution Strategy Fund, and Altegris GSA Trend Strategy Fund. The Family shares the minimum annual fees for certain service providers based on a percentage of the average net assets of each Fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from each Fund.

Altegris Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for fewer than 30 days. The redemption fee is paid directly to each Fund in which the short-term redemption fee occurs. For the year ended December 31, 2018, Class A, Class I, and Class N assessed redemption fees in the following amounts:

Opportunistic
Class A	$1,454
Class I	3,365
Class N	5,615

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

				Net Unrealized
	Cost for Federal	Unrealized	Unrealized	Appreciation/
Portfolio	Tax Purposes	Appreciation	Depreciation	(Depreciation
Opportunistic	$324,774,836	$32,376,796	$(53,363,652)	$(20,986,856)
Income	280,563	1,859	(42,902)	(41,043)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 was as follows:

For the year ended December 31, 2018:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Opportunistic	$6,281,448	$4,441,597	$—	$10,723,045
Income	8,545	—	—	8,545

For the year ended December 31, 2017:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Opportunistic	$907,234	$—	$331,908	$1,239,142
Income	—	—	—	—

As of December 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Opportunistic	$2,535,399	$2,157,462	$—	$—	$(44,301)	$(20,986,855)	$(16,338,295)
Income	304	—	—	(15,377)	—	(41,043)	(56,116)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships and C-corporation return of capital distributions.

Altegris Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

At December 31, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carry forwards as follows:

	Non-Expiring

Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Opportunistic	$—	$—	$—	$1,543,938
Income	15,377	—	15,377	—

Permanent book and tax differences, primarily attributable to the adjustment to prior year distributions, resulted in reclassifications for the Opportunistic Fund for the fiscal year ended December 31, 2018 as follows:

		Accumulated
Portfolio	Paid In Capital	Earnings (Losses)
Opportunistic	$(281,997)	$281,997
Income	—	—

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Blu Giant, LLC (“Blu Giant”) and Northern Lights Compliance Services, LLC (“NLCS”)(collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Northern Lights Fund Trust comprising the Altegris/AACA Opportunistic Real Estate Fund and Altegris/AACA Real Estate Income Fund (the “Funds”), including the portfolios of investments as of December 31, 2018, and the related statements of operations for the year then ended (as to Altegris/AACA Real Estate Income Fund, for the period August 22, 2018 (commencement of operations) to December 31, 2018), the statement of changes in net assets for each of the two years in the period then ended (as to Altegris/AACA Real Estate Income Fund, for the period August 22, 2018 (commencement of operations) to December 31, 2018), and financial highlights for each of the four years in the period then ended (as to Altegris/AACA Real Estate Income Fund, for the period August 22, 2018 (commencement of operations) to December 31, 2018), and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, and the results of their operations for the year then ended (as to Altegris/AACA Real Estate Income Fund, for the period August 22, 2018 (commencement of operations) to December 31, 2018), the changes in their net assets for each of the two years in the period then ended (as to Altegris/AACA Real Estate Income Fund, for the period August 22, 2018 (commencement of operations) to December 31, 2018), and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for Altegris/AACA Opportunistic Real Estate Fund for the period ended December 31, 2014 were audited by other auditors whose report, dated February 27, 2015, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

March 1, 2019

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2018

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period** beginning July 1, 2018 and ended December 31, 2018.

Actual Expenses

The “Actual Expenses” table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not equal to the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized	Value	Value	Period
Expenses	Expense Ratio	7/1/2018	12/31/2018	7/1/2018 - 12/31/2018
Altegris/AACA Opportunistic Real Estate Fund*
Class A	3.08%	$1,000.00	$801.00	$13.98
Class I	2.84%	$1,000.00	$802.90	$12.91
Class N	3.05%	$1,000.00	$801.60	$13.85
Altegris/AACA Real Estate Income Fund**
Class A	1.30%	$1,000.00	$861.70	$4.21
Class I	1.05%	$1,000.00	$872.20	$3.42
Class N	1.30%	$1,000.00	$866.70	$4.22

		Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Annualized	Value	Value	Period
(5% return before expenses)	Expense Ratio	7/1/2018	12/31/2018	7/1/2018 - 12/31/2018
Altegris/AACA Opportunistic Real Estate Fund*
Class A	3.08%	$1,000.00	$1,009.68	$15.60
Class I	2.84%	$1,000.00	$1,010.89	$14.39
Class N	3.05%	$1,000.00	$1,009.83	$15.45
Altegris/AACA Real Estate Income Fund**
Class A	1.30%	$1,000.00	$1,018.65	$6.61
Class I	1.05%	$1,000.00	$1,019.91	$5.35
Class N	1.30%	$1,000.00	$1,018.65	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	“Actual” expense information is for the period from August 22, 2018 (commencement of operations) to December 31, 2018. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 131/365 (to reflect the period from commencement of operations to December 31, 2018). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

Altegris/AACA Real Estate Income Fund (Adviser – Altegris Advisors, LLC)*

In connection with the regular meeting held on March 28-29, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, with respect to the Altegris/AACA Real Estate Income Fund (“Altegris Real Estate”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Altegris was founded in 2010, and managed approximately $2.55 billion in assets while focusing on sourcing and evaluating a wide variety of alternative investment strategies for both financial professionals and individuals seeking portfolio diversification. They reviewed the background of the adviser’s key personnel who would be responsible for servicing the Fund and took into consideration their education and diverse financial industry experience. The Trustees noted the adviser’s proposed methodology with respect to conducting due diligence and supervision of the Fund’s proposed sub-adviser. They further acknowledged the adviser’s access to compliance and operational tools that would be used to monitor the Fund’s compliance with investment limitations as well as testing portfolio holdings and generating exception alerts. They noted that the adviser would generally delegate trade execution to the sub-adviser. The Trustees discussed the adviser’s past regulatory examinations and note that there was no material deficiencies reported. They further noted that the adviser reported no material compliance or litigation issues that would affect its ability to provide advisory services to the Fund. The Trustees positively noted their collective familiarity with the adviser due to the advisory services the firm provides to other Funds in NLFT. They acknowledged the adviser’s robust infrastructure, compliance and risk management cultures and concluded that the adviser should provide a high level of quality service to the Fund for the benefit of prospective shareholders.

Performance. The Trustees noted that Altegris managed several other Funds within NLFT and had a successful history of managing assets and overseeing sub-advisers. In particular, the Trustees reviewed the performance of Altegris Real Estate, a Fund that shares a similar objective and strategy to Altegris Income as well as also being sub-advised by AACA. They noted that Altegris Real Estate had been a top decile performer since its inception in NLFT in 2014 and had achieved strong returns for shareholders during that period. After further discussion, the Trustees concluded that the adviser had the potential to provide satisfactory performance for Altegris Income and its future shareholders.

Fees and Expenses. The Trustees considered the proposed advisory fee of 0.70% and the Fund’s estimated net expense ratio of 1.05%. They discussed the proposed advisory fee and the allocation of

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

responsibilities between the adviser and sub-adviser and that Altegris would be responsible for payment of the sub-advisory fee. They noted that the proposed advisory fee was slightly lower than the custom Morningstar category’s average and the same as its median. They further noted that the proposed advisory fee was slightly lower than the Broadridge selected peer group average and peer group median. The Trustees observed that the projected net expense ratio was higher than the peer group and Morningstar category averages and medians. They considered the resources required to execute the Fund’s proposed strategy, and that Altegris had agreed to contractually limit the Fund’s expenses through an expense limitation agreement. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether Altegris would experience economies of scale with respect to the management of Altegris Income. They noted that Altegris had provided estimates, based on the proposed expense cap, of the asset levels at which the adviser anticipated reaching breakeven, and that it would be willing to discuss breakpoints at future meetings. The Trustees concluded that economies were unlikely to be reached during the initial term of the agreement, and that the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the size of the Fund materially increased.

Profitability. The Trustees reviewed the profitability analysis provided by Altegris. They noted that because Altegris Income had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations. They noted that the adviser did not anticipate realizing a profit during the first 24 months of the Fund’s operations.

Conclusion. Having requested and received such information from Altegris as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that approval of the advisory agreement was in the best interests of Altegris Income and its future shareholders.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Ascendant Tactical Yield Fund (Sub-Adviser – United Capital Financial Advisors, LLC)*

In connection with the regular meeting held on December 12-13, 2018 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Ascendant Advisors, LLC and United Capital Financial Advisors, LLC (the “sub-advisor”), with respect to Ascendant Tactical Yield Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that United Capital was a well-known financial management firm with approximately $25 billion in assets under management, and provided an array of wealth management advisory services to a wide range of clients. The Trustees reviewed the background information of the key investment personnel responsible for sub-advising the Fund, and considered their education and diverse financial industry experience. They observed that the sub-adviser’s investment process was based on technical market indicator signals, which displayed relative strength and projected continued performance. The Trustees considered the sub-adviser’s process for monitoring compliance with the Fund’s investment limitations. The Trustees noted that the adviser had expressed satisfaction with the sub-adviser’s services, and they concluded that the sub-adviser had a robust organization with sufficient resources to support the Fund. The Trustees concluded that United had provided quality service to the adviser, the Fund, and its shareholders.

Performance. The Trustees noted that the Fund had performed very well in all performance categories in all periods depicted in its Broadridge report earning a four star Morningstar rating. They further noted that the Fund ranked consistently in the top two quartiles of performance and outperformed its peer group median and Morningstar category median in all time periods. The Trustees concluded that the sub-adviser was performing well and in a manner consistent with the Fund’s stated objective and strategy as disclosed in the prospectus.

Fees and Expenses. The Trustees considered that the sub-adviser received an annual fee of 0.50% on assets up to $100 million, and a fee of 0.60% on assets above $100 million. They noted that the fee was substantially lower than the average fee charged by the sub-adviser to the separately managed accounts it managed with a similar strategy. After further discussion, the Trustees concluded that the sub-advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether the sub-adviser would experience economies of scale with respect to the managing of the Fund. The Trustees agreed that this was primarily an adviser

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory fee expense.

Profitability. The Trustees noted that United earned a modest profit over the past year with respect to the Fund. The Trustees considered the quality of services provided by United and concluded the level of profit was not excessive.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders of Ascendant Tactical.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Adviser – Altegris Advisors, LLC (Adviser to Altegris/AACA Opportunistic Real Estate Fund, Altegris Futures Evolution Strategy Fund, Altegris GSA Trend Strategy Fund and Altegris Managed Futures Strategy Fund)

In connection with the regular meeting held on June 26-27, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Adviser”) and the Trust, with respect to the Altegris/AACA Opportunistic Real Estate Fund (“Altegris Opportunistic”), Altegris Futures Evolution Strategy Fund (“Altegris EVO”), Altegris GSA Trend Strategy Fund (“Altegris GSA”), and Altegris Managed Futures Strategy Fund (“Altegris Managed”) (collectively referred to as the “Altegris Funds”) In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Altegris was founded in 2002 and specialized in identifying, evaluating, selecting, and monitoring alternative strategies and managers for the purpose of offering these strategies to financial professionals and individuals seeking portfolio diversification. The Trustees remarked positively on the educational and professional backgrounds of the firm’s key personnel responsible for servicing the Altegris Funds. They observed a robust investment team with multi-faceted asset management and financial industry experience supported by dedicated teams providing research, compliance, legal, operations and marketing to the Funds. The Trustees noted that the adviser’s investment team applied a rigorous due diligence process to source, evaluate and select managers for each strategy. The Trustees observed that the adviser conducted a comprehensive supervision of its sub-advisers with a process that monitored performance characteristics and compliance with each Fund’s investment limitations. The Trustees found that the adviser continued to be fully engaged with its sub-advisers and fully abreast of the strategies employed by each sub-adviser. The Trustees expressed satisfaction with the culture and direction of the adviser under its new management and the adviser’s continued commitment to enhance resources. The Trustees concluded that the adviser should continue to provide a high level of quality service to the Altegris Funds to the benefit of each Fund’s shareholders.

Performance.

Altegris Managed. The Trustees considered the Fund’s primary objective and principal investment strategy. The Trustees noted that the Fund had outperformed its Broadridge selected peer group median over the 1-year, 3-year, and since inception periods. They further observed that

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

the Fund outperformed its Morningstar category median over the 3-year period and its benchmark over the 5-year period. They considered that the Fund underperformed its Morningstar category median and benchmark over the 1-year and since inception periods. After further discussion, the Trustees reasoned that the Fund’s strategy appeared well-designed to accomplish the Fund’s objective and that performance had been reasonable given the trends and conditions of the overall market.

Altegris EVO. The Trustees considered the Fund’s primary objective and principal investment strategy. They observed that the Fund ranked at the top of its Morningstar category with a five star rating. The Trustees discussed that the Fund had outperformed its Morningstar category median and its Broadridge selected peer group median over the 1-year, 3-year, 5-year, and since inception periods. They further noted that the Fund outperformed its benchmark over the 1-year, 5-year, and since inception periods and only underperformed it over the 3-year period. After further discussion, the Trustees reasoned that the strategy had performed well over the life of the Fund.

Altegris GSA. The Trustees considered the Fund’s primary objective and principal investment strategy. They acknowledged that the Fund significantly underperformed its Morningstar category, Broadridge selected peer group, and benchmark over the 1-year and since inception periods. The Trustees noted the adviser’s discussion of the challenges faced by trend following strategy funds over the past year. The Trustees considered the adviser’s adherence to the Fund’s stated objective and noted that the adviser had managed the Fund in accordance with its prospectus. The Trustees concluded that while performance had been challenging for the Fund, the adviser should be given the benefit of a full market cycle to execute the Fund’s strategy.

Altegris Opportunistic. The Trustees considered the Fund’s primary objective and principal investment strategy. The Trustees recognized the Fund’s strong performance in all time periods reported, with a five star Morningstar rating. They noted that the Fund outperformed its Morningstar category median, its Broadridge selected peer group, and its benchmark over the 1-year, 3-year, and since inception periods. The Trustees agreed that the Fund’s outperformance of comparable funds had been substantial and indicated that the adviser should continue to provide positive performance to the Fund for the benefit of shareholders.

Fees and Expenses.

Altegris Managed. The Trustees reviewed the Fund’s advisory fee, noting that the adviser charged a fee of 1.50% (with breakpoints at various levels). They observed that the fee was higher than the Fund’s Morningstar category median and average and only slightly higher than its Broadridge selected peer group median and average. They noted that the advisory fee was well within the range of both comparable metrics. They discussed the Fund’s net expense ratio, noting that it was slightly higher than its Morningstar category average and median and lower than its peer group average and median. They again noted that it was well within the range of both comparable metrics. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Altegris EVO. The Trustees reviewed the Fund’s advisory fee of 1.50% (with breakpoints at various levels) and considered the fee relative to the fees charged by funds in its Broadridge selected peer group and Morningstar category. They acknowledged that the Fund’s fee was higher than the

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Morningstar category median and average and only slightly higher than its peer group median and average. They noted that the advisory fee was well within the range of both comparable metrics. They discussed the Fund’s net expense ratio, nothing that it was slightly higher than its Morningstar category median and average as well as its peer group average but slightly lower than the peer group median. After further discussion the Trustees concluded that the advisory fee was not unreasonable.

Altegris GSA. The Trustees reviewed the Fund’s advisory fee of 1.35% (with breakpoints at various levels) and considered the fee relative to the fees charged by funds in its Broadridge selected peer group and Morningstar category. They acknowledged that the Fund’s fee was slightly higher than its peer group median and average and equal to its Morningstar category median and slightly lower than its category average. They noted that the advisory fee was well within the range of both comparable metrics. They discussed the Fund’s net expense ratio, noting that it was slightly higher than its peer group median and was equal to its Morningstar category median and slightly lower than its category average. After further discussion the Trustees concluded that the advisory fee was not unreasonable.

Altegris Opportunistic. The Trustees noted the adviser charged an advisory fee with respect to the Fund of 1.30%. The Trustees reviewed comparable fees of funds and observed that the Fund’s advisory fee was higher than its peer group median and average and higher than its Morningstar category median and average. They noted that the fee was within the range of fees of its peer group and tied for the highest in its Morningstar category. They further acknowledged the Fund’s net expense ratio was higher than its peer group median and average and higher than its Morningstar category median and average. They noted that only two funds in the Broadridge selected peer group execute short positions. After discussion, they agreed that the costs associated with running a strategy of both long and short positions warranted a higher fee than a long-only strategy and provided value to shareholders. The Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the fees paid to the adviser for the advisory services provided to each of the Altegris Funds. They recalled that the adviser had previously negotiated breakpoints for each of the Funds with the exception of Altegris Opportunistic, which the adviser indicated it would be willing to consider once the Fund reached $500 in assets. They discussed the impact of sub-advisory fee breakpoints on the adviser’s potential economies of scale. After further discussion, the Trustees concluded that with respect to Altegris Opportunistic, the absence of breakpoints at this time was reasonable and that the possibility of instituting breakpoints would be considered again as the Fund’s assets increased. It was the consensus of the Trustees that the current breakpoints for the other Altegris Funds were acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser with respect to each Altegris Fund and noted that the adviser had realized a profit with respect to each Fund with the exception of Altegris GSA. They discussed the impact of the fee waivers on the adviser’s profits. They also discussed the advisory fees relative to the sub-advisory fees of each Fund, the allocation of responsibilities among the adviser and one or more sub-advisers, and the reasonableness of the fees and profits based on those allocations. They noted that adviser’s stated profits appeared reasonable in terms of actual dollars and as a percentage of revenue. They considered the adviser’s assertion

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

that it had devoted significant resources and personnel to manage the Funds, and they concluded that, with respect to each Fund, excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of the shareholders of each Altegris Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

American Assets Capital Advisers, LLC – Sub-Adviser to Altegris/AACA Opportunistic Real Estate Fund

In connection with the regular meeting held on June 26-27, 2018 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and American Assets Capital Advisers, LLC (“AACA”), with respect to the Altegris/AACA Opportunistic Real Estate Fund (the “Fund’). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that AACA was an investment manager that specialized in global real estate securities. The Trustees further noted that AACA had approximately $360 million assets under management, with the clients being primarily mutual funds and separately managed accounts. The Trustees considered the backgrounds of the key investment personnel responsible for sub-advising the Fund, noting that they had spent the majority of their careers in real estate-related industries, with many industry credits to their names. The Trustees remarked favorably on the sub-adviser’s sound understanding of risk management. They noted that the sub-adviser appeared to demonstrate a thorough understanding of the main risks associated with the real estate asset class, including real estate market volatility and interest rate risk, and demonstrated the ability to mitigate these risks using hedging strategies, strategic asset allocation and sector rotation. The Trustees considered the sub-adviser’s broker selection process, noting that it was based on a combination of factors to ensure best execution practices were being met. The Trustees observed that the sub-adviser reported no material compliance or litigation issues. The Trustees noted their familiarity with AACA due to the sub-advisory services that the firm provided to another Fund within NLFT. They concluded that AACA should provide quality service to the adviser and the Fund and its prospective shareholders.

Performance. The Trustees observed that AACA had achieved success providing sub-advisory services to a similarly managed account, Altegris Real Estate. They noted that Altegris Real Estate had achieved a five star rating from Morningstar. The Trustees reviewed an account that AACA managed that implemented a similar strategy to the Fund and noted that AACA reported that the account had posted average annual returns of 17.51% since its inception in 2015. After discussion, the Trustees concluded that the sub-adviser had the potential to provide reasonable performance for Altegris Income and its shareholders.

Fees and Expenses. The Trustees discussed that Altegris and AACA had agreed to a 50/50 split of the annual advisory fee to be paid by the Fund to Altegris monthly, which they defined as the advisory fee earned by Altegris less monthly platform fees incurred by the Fund but payable by Altegris

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

and AACA jointly and monthly expenses of the Fund incurred above the adviser’s proposed expense cap. They considered the fee charged by AACA for another account it managed in a similar fashion. After further discussion, the Trustees concluded that the sub-advisory fee to be charged with respect to Altegris Real Estate was not unreasonable and the sub-advisory fee, in relation to the total advisory fee, was not unreasonable.

Economies of Scale. The Trustees considered whether it was likely that the sub-adviser would realize economies of scale with respect to the sub-advisory services provided to the Fund during the initial period of the agreement. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability. The Trustees reviewed the profitability analysis provided by AACA, noting that the sub-adviser did not anticipate realizing a profit in connection with its relationship with the adviser and the Fund over the initial two years of operation.

Conclusion. Having requested and received such information from AACA as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that approval of the sub-advisory agreement was in the best interests of Altegris Income and its future shareholders.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is C/O Northern Lights Fund Trust 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12 /31/18 – NLFT_v1

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2018, the Trust was comprised of 82 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s advisor.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

12/31/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund’s use to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-524-9441.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C	Gemini Fund Services, LLC
1200 Prospect Street, Suite 400	80 Arkay Drive, Suite 110
La Jolla, CA 92037	Hauppauge, NY 11788

Altegris/AACA Opportunistic Real Estate
Fund
SUB-ADVISOR
American Assets Capital Advisers, LLC
11455 El Camino Realm Suite 140
San Diego, CA 92130

altegris

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor, Mr. Hertl and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $40,320

2017 - $37,130

2016 - $36,050

(b)	Audit-Related Fees

2018 - None

2017 - None

2016 - None

(c)	Tax Fees

2018 - $9,620

2017 - $9,630

2016 - $8,754

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2017	2018
Audit-Related Fees:	100%	100%	100%
Tax Fees:	100%	100%	100%
All Other Fees:	100%	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $9,620

2017 - $9,630

2016 - $8,754

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/8/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 3/8/19